Prospectus Supplement	June 30, 2014

Putnam Global Sector Fund
Prospectus dated February 28, 2014

The sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect the fund’s portfolio managers are now Aaron Cooper, Sheba Alexander, Isabel Buccellati, Jacquelyn Cavanaugh, Kelsey Chen, Steven Curbow, Christopher Eitzmann, Vivek Gandhi, Brian Hertzog, Greg Kelly, David Morgan, Ferat Ongoren, Walter Scully and Di Yao.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

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